MODIFICATION OF BENEFIT LIFE INSURANCE COMPANY LOAN AGREEMENT,
                          NOTE (ADJUSTABLE RATE NOTE),
                            AND OTHER LOAN DOCUMENTS


         WHEREAS, Gemini Biotech, Ltd. and Delargen Corporation (hereinafter jointly referred to as "Borrower"), as makers, executed a promissory note to Benefit Life Insurance Company as holder (hereinafter "Holder") in the original principal sum of One Million Three Hundred Fifteen Thousand and No/100 U. S. Dollars ($1,315,000.00) and dated June 24, 1997, (hereinafter the "Loan");

         WHEREAS, Krishna Jayaraman and Shashikala Jayaraman (hereinafter the "Jayaramans") each executed Guaranty dated June 24, 1997, personally guarantying the Loan;

         WHEREAS, the Loan is documented by the following documents all of which are dated June 24, 1997: Loan Agreement (the "Loan Agreement"); Note in the principal amount of One Million Three Hundred Fifteen Thousand and No/100 U.S. Dollars ($1,315,000.00) (Adjustable Rate Note) (the "Note"); Deed of Trust, Security Agreement and Fixtures Financing Statement (Commercial) (the "Deed of Trust"); Security Agreement of Gemini (the "Gemini Security Agreement"); Security Agreement of Delargen (the "Delargen Security Agreement"); Guaranty of Krishna Jayaraman (the "Krishna Jayaraman Guaranty"); Guaranty of Shashikala Jayaraman (the "Shashikala Jayaraman Guaranty"); Affidavit of Krishna Jayaraman (the "Affidavit"); Certificate of Limited Partnership (the "Limited Partnership Resolution"); Certificate of Corporate Resolution of Delargen (the "Certificate of Corporate Resolution"); Document Correction Agreement (the "Document Correction Agreement"); Notice of No Oral Agreements (the "Notice of No Oral Agreements"); Attorney Representation Notice (the "Attorney Representation Notice"); and UCC-1 Financing Statements (hereinafter the "Loan Documents").

         WHEREAS, Borrower, the Jayaramans, and Holder desire to modify the Loan Documents to reflect the acquisition of Gemini Biotech, Ltd. and Delargen Corporation by Gemini Health Technologies, L.P., additional corporate guaranties, and other modifications to the terms of the Loan Documents.

         NOW THEREFORE, in consideration of Holder consenting to the acquisition of Borrower by Gemini Health Technologies, L.P. and in further consideration of related parties providing additional collateral for the Loan in the form of a corporate guaranty from Electropharmacology, Inc., a corporate guaranty from EPi HealthTech

MODIFICATION OF BENEFIT LIFE INSURANCE COMPANY LOAN DOCUMENTS - Page 1

Inc. and a limited partnership guaranty from Gemini Health Technologies, L.P., and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the Jayaramans and Holder agree as follows:

1. Loan to Principal. Notwithstanding paragraph 4.5 of the Loan Agreement, Gemini Biotech, Ltd. may loan Thirty Thousand and NO/100 U.S. Dollars ($30,000.00) to Krishna Jayaraman for the sole purpose of purchasing an automobile provided that the Borrower is current on the Note to Holder at the time of the loan to Krishna Jayaraman and further provided that Holder is shown as a lienholder on the title to the automobile until such time as the loan to Krishna Jayaraman is paid in full.

2. Consent to Restructuring. Holder consents to the Jayaramans transferring their limited partnership ownership interest in Gemini Biotech, Ltd. to Gemini Health Technologies, L.P. provided that Electropharmacology, Inc., EPi HealthTech Inc. and Gemini Health Technologies, L.P. execute guaranties on the Note to Holder. Holder further consents to the transfer of all of the shares of Delargen Corporation by the Jayaramans to Gemini Health Technologies, L.P.

3. Payment of Costs and Fees by Borrower. Borrower shall pay Holder's costs, expenses and attorneys' fees incurred as a result of entering into this Modification Agreement in the amount of $2,760.00 (hereinafter "Holder's Fees"). Borrower and the Jayaramans both acknowledge that such a fee is a reasonable fee. Borrower and the Jayaramans agree that Holder's Fees shall be paid on the date of this Modification.

4. Additional Salary to Krishna Jayaraman. Paragraph 4.14 of the Loan Agreement is modified to read $150,000.00 rather than $100,000.

5. Audited Financial Statements. Paragraph 3.2.A. of the Loan Agreement is amended to read that Electropharmacology, Inc. shall provide Holder with annual audited financial statements and the Borrower shall provide Holder with annual unaudited financial statements.

6. Adjustment to Financial Statements. Holder consents to Electropharmacology, Inc. adjusting its balance sheet to reduce the value of Gemini Biotech, Ltd.'s inventory to its net realizable value of approximately $731,000.00 rather than its previously stated fair market value of $2,000,000.

7. Use of Funds. Holder consents to Borrower using $4,423.19 of

MODIFICATION OF BENEFIT LIFE INSURANCE COMPANY LOAN DOCUMENTS - Page 2 the Loan Proceeds designated for debt refinancing in the original Loan Documents to be used for working capital purposes. Holder further consents to Borrower using the $84,386.59 of the Loan Proceeds designated for leaseholder improvements in original Loan Documents to be used for working capital purposes, and further consents to Borrower using $53,386.06 of the Loan Proceeds designated for machinery and equipment for working capital purposes.

8. Reamoritization of Loan. Paragraph 1.10 of the Loan Agreement and the text of the Note are amended to read that $948,195.84 rather than $806,000.00 of the Loan Proceeds are dedicated for working capital and will be repaid within seven
(7) years of June 24, 1997, the date of the execution of the Note. Paragraph
1.10 of the Loan Agreement and the text of the Note are amended to read that $336,804.16 rather than $509,000.00 of the Loan Proceeds are dedicated for leaseshold improvements, machinery, equipment, and debt refinancing shall be fully repaid within nine (9) years of the date of the execution of the Note.

9. Additional Collateral. Paragraph 6.1 of the Loan Agreement is amended to add as additional Collateral (as defined in the Loan Agreement) sixty-five (65) Model 912 Sofpulse devices owned by EPi HealthTech Inc., all of which devices are listed by serial number in Exhibit "1" attached to the Security Agreement of EPi HealthTech Inc.

10. Non Waiver Provisions. Borrower agrees to perform in accordance with all of the terms, conditions, covenants, warranties, representations and requirements of the Loan Documents as modified by this Modification. Borrower further acknowledges and agrees that any performance or nonperformance required by the Loan Documents up through the date of this Modification does not affect, diminish or waive, in any way, the requirement of strict compliance by Borrower and the Jayaramans with the Loan Documents as modified by this Modification. Borrower and the Jayaramans agree and acknowledge that the acceptance of late payments by Holder from Borrower up through the date of this Modification and the entering in this Modification does not in any way affect, diminish or waive Holder's right to accelerate the Note upon a Default (as defined in the Loan Documents) by Borrower occurring after the date of this Modification. Borrower and the Jayaramans expressly acknowledge the justness of the indebtedness owed to the Holder by Borrower documented by the Note and other Loan Documents as modified by this Modification. Borrower and the Jayaramans further expressly acknowledge Borrower's willingness to pay the indebtedness documented by the Loan Documents to the Holder in accordance with all of the Loan Documents as modified by this

MODIFICATION OF BENEFIT LIFE INSURANCE COMPANY LOAN DOCUMENTS - Page 3

Modification. Borrower and the Jayaramans acknowledge that the unpaid principal and accrued interest on the Note as of the day of this Modification of even date herewith is: $1,197,159.34.

11. Release. In consideration of Holder modifying the Note, Borrower and the Jayaramans do hereby RELEASE, REMISE, CANCEL, ACQUIT, RELINQUISH AND FOREVER DISCHARGE Holder, its employees, agents, successors, participants, and assigns from any and all claims, demands, actions, and causes of action of any kind whatsoever which Borrower and/or the Jayaramans have or might have against Holder, its employees, agents, successors, participants, and assigns, whether known or unknown, now existing or that might arise from the beginning of time up through and including the date of this Modification, directly or indirectly attributable to or in any way arising out of actions taken by Holder, its employees, agents, successors, participants and assigns in anyway related to or arising out of the Loan, including but not limited to, the manner in which the Loan was funded by Holder or its agents, the disbursement of any of the Loan proceeds, the non-disbursement of any of the Loan Proceeds, the charging, contracting or receiving of interest which is greater than the amount authorized, any other usury claims or defenses. By execution hereof, Borrower warrants that it owns and holds the claims being released and further represents, covenants, and warrants that no claim released herein has previously been conveyed, assigned, or in any manner transferred, in whole or in part, to any third party. The statements of release in this paragraph are not mere recitals but are contractual.

12. Consent of Guarantor. The Jayaramans, in their capacities as personal guarantors of the Note, hereby consent to this Modification, agrees to be bound by the terms hereof as Guarantors, and further agree that nothing in this Modification or in any of the other modification documents shall amend, modify, cancel, change or diminish either of their Guaranties dated June 24, 1997.

13. Texas Business and Commerce Code Section 26.02 Notice. THIS MODIFICATION DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN BORROWER, HOLDER AND GUARANTORS REGARDING THE MODIFICATION OF THE LOAN DOCUMENTS. THE LOAN DOCUMENTS AS MODIFIED BY THIS MODIFICATION DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT BETWEEN BORROWER, THE JAYARAMANS, AND HOLDER. THERE ARE NO ORAL AGREEMENTS BETWEEN BORROWER, THE JAYARAMANS, AND HOLDER.

14. Remaining Provisions. Except as modified in this Modification, all other provisions of the Loan Documents shall

MODIFICATION OF BENEFIT LIFE INSURANCE COMPANY LOAN DOCUMENTS - Page 4 remain unchanged and in full force and effect. The modifications set forth in this Modification shall be effective as of the date below.

15. Reaffirmation of Warranties & Covenants. Borrower and The Jayaramans hereby reaffirm all of their representations, warranties, covenants and obligations set forth in the Loan Documents.


AGREED, ACCEPTED and EFFECTIVE this 22nd day of December, 1998.

BENEFIT LIFE INSURANCE COMPANY



By:     /s/Keith Gregory
        --------------------------
         Keith Gregory, President




THE STATE OF TEXAS

COUNTY OF DALLAS


         BEFORE ME, the undersigned authority, in and for said county and state, on this the day of , 1998, personally appeared Keith Gregory, known to me to be the person whose name is subscribed to the foregoing instrument and in his capacity as President of Benefit Life Insurance Company, acknowledged to me that the same was the act and deed of said life insurance company; that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

                                          --------------------------------------
                                          NOTARY PUBLIC in and for
                                          the State of TEXAS

                                          My Commission Expires:

                                          --------------------------------------

                                          --------------------------------------
                                          Printed or typed name of Notary


MODIFICATION OF BENEFIT LIFE INSURANCE COMPANY LOAN DOCUMENTS - Page 5

GEMINI BIOTECH, LTD.



By:     /s/Krishna Jayaraman
        ------------------------------------------------
         Krishna Jayaraman, President of General Partner



THE STATE OF TEXAS

COUNTY OF


         BEFORE ME, the undersigned authority, in and for said county and state, on this the day of , 1998, personally appeared Krishna Jayaraman, known to me to be the person whose name is subscribed to the foregoing instrument and in his capacity as President of Delargen, the General Partner of Gemini Biotech, Ltd. acknowledged to me that the same was the act and deed of said limited partnership; that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.


                                          --------------------------------------
                                          NOTARY PUBLIC in and for
                                          the State of TEXAS

                                          My Commission Expires:

                                          --------------------------------------

                                          --------------------------------------
                                          Printed or typed name of Notary


MODIFICATION OF BENEFIT LIFE INSURANCE COMPANY LOAN DOCUMENTS - Page 6

DELARGEN CORPORATION



By:   /s/Krishna Jayaraman
      --------------------------------
         Krishna Jayaraman, President



THE STATE OF TEXAS

COUNTY OF


         BEFORE ME, the undersigned authority, in and for said county and state, on this the day of , 1998, personally appeared Krishna Jayaraman, known to me to be the person whose name is subscribed to the foregoing instrument and in his capacity as President of Delargen Corporation acknowledged to me that the same was the act and deed of said corporation; that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.


                                          --------------------------------------
                                          NOTARY PUBLIC in and for
                                          the State of TEXAS

                                          My Commission Expires:

                                          --------------------------------------

                                          --------------------------------------
                                          Printed or typed name of Notary



MODIFICATION OF BENEFIT LIFE INSURANCE COMPANY LOAN DOCUMENTS - Page 7

GUARANTOR



By:     /s/Krishna Jayaraman
        ---------------------------------
         Krishna Jayaraman, Guarantor




THE STATE OF TEXAS

COUNTY OF



         This instrument was acknowledged before me on the ______ day of _______________ 1998, by Krishna Jayaraman to which witness my hand and seal of office.


                                          --------------------------------------
                                          NOTARY PUBLIC in and for
                                          the State of TEXAS

                                          My Commission Expires:

                                          --------------------------------------

                                          --------------------------------------
                                          Printed or typed name of Notary


MODIFICATION OF BENEFIT LIFE INSURANCE COMPANY LOAN DOCUMENTS - Page 8

GUARANTOR



By:       /s/Shashikala Jayaraman
         -------------------------------
         Shashikala Jayaraman, Guarantor




THE STATE OF TEXAS

COUNTY OF



         This instrument was acknowledged before me on the ______ day of _______________ 1998, by Shashikala Jayaraman to which witness my hand and seal of office.


                                          --------------------------------------
                                          NOTARY PUBLIC in and for
                                          the State of TEXAS

                                          My Commission Expires:

                                          --------------------------------------

                                          --------------------------------------
                                          Printed or typed name of Notary



MODIFICATION OF BENEFIT LIFE INSURANCE COMPANY LOAN DOCUMENTS - Page 9